                                                                Exhibit 10.4 (b)




                AMENDMENT NO. 1 AND AFFIRMATION OF GUARANTIES
                         TO TERM LOAN AND SECURITY AGREEMENT

    This Amendment No. 1 and Affirmation of Guaranties (this "Amendment") dated as of July 21, 1998 is by and among LDM Technologies, Inc., a Michigan corporation ("Borrower"), the Guarantors listed on the signature page, the Lenders (as defined below) and BankAmerica Business Credit, Inc., a Delaware corporation, as Agent (in its capacities as Agent, the "Age").

                                R E C I T A L S:

    WHEREAS, Borrower, the financial institutions from time to time party thereto (the "Lenders") and the Agent are parties to a Term Loan and Security Agreement dated as of February 6, 1998 (as the same may be amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lenders have made and may hereafter make loans, advances and other extensions of credit to Borrower;

    WHEREAS, Borrower wishes to obtain, and Lenders are willing to grant, an amendment to the Loan Agreement as set forth herein, subject to the express terms and conditions specified in this Amendment; and

    WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Amendment of Loan Agreement.

    (a) Section 1.1 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING THE DEFINITION OF "RESTRICTED INVESTMENT" AND REPLACING SUCH DEFINITION WITH THE
FOLLOWING:

         "Restricted Investment" means any acquisition of property by the Borrower or LDM Canada in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription: except (A) the Borrower may make intercompany loans to (x) LDM Canada pursuant to
         Section 9.13(d)(I) and (y) LDM Germany pursuant to Section 9.13(d)(II),
         (B) the Sunningdale Investment, and (C) acquisitions of the following:

    (a) Equipment to be used in the business of the Borrower or LDM Canada so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder;

    (b) goods held for sale or lease or to be used by Borrower or LDM Canada in the ordinary course of business;

    (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower or LDM Canada;

    (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

    (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000;

    (f) commercial paper given a rating of "AT" or better by Standard& Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof,

    (g) life insurance premiums of up to $2,500,000 per annum for life insurance on the lives of the Borrower's principal stockholders;

    (h)  loans to employees outstanding as of the Closing Date;

    (i) loans and advances in the ordinary course of business to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses in an aggregate principal amount not to exceed $250,000 at any time; and

    (j) the conversion of all or portion of the Closing Date Intercompany Note into equity interests of a Guarantor (other than LDM Holding).

    (b)  SECTION 2.2 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING CLAUSES
(a) AND (h) CONTAINED THEREIN IN THEIR ENTIRETY AND REPLACING THEM WITH THE FOLLOWING NEW CLAUSES (a) AND (b):

              (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10 each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make capital expenditure loans (the "CAPEX Loans") to the Borrower, in amounts not to exceed such Lender's Pro Rata Share of the Borrower's CAPEX Loan Availability. Each advance under the CAPEX Loan shall be used by the Borrower solely for the purpose of purchasing new Equipment or reimbursing the Borrower for Equipment previously purchased and approved by the Agent; provided that (i) all such Equipment shall be free and clear of all Liens except Liens in favor of the Agent, (ii) such CAPEX Loan shall be in an amount not to exceed eighty percent (80%) of the actual invoice cost of the Equipment (excluding therefrom any other costs, fees and expenses relating to, without limitation, installation, services, maintenance, processing or insurance) for which such particular advance is requested and (iii) such CAPEX Loan shall be in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000), and in integral multiples of Five Thousand Dollars ($5,000) if in excess of such amount.

              (b)  Procedure for Borrowing.

                        (i) Each Borrowing of CAPEX Loans shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 11 a.m. (Chicago time) (x) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (y) no later than 11:00 am. (Chicago time) on the requested Funding Date, in the case of Base Rate Loans):

                   (A)  specifying the amount of the Borrowing;

                   (B) specifying the requested Funding Date, which shall be a Business Day;

                   (C) specifying whether the CAPEX Loans requested are to be Base Rate CAPEX Loans or LIBOR CAPEX Loans;

                   (D) specifying the duration of the Interest Period if the requested CAPEX Loans are to be LIBOR CAPEX Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR CAPEX Loans, such Interest Period shall be three months;

                   (E) specifying the Equipment to be purchased by the Borrower or for which the Borrower is to be reimbursed with the proceeds of such CAPEX Loan; and

                   (F) attaching a true and complete copy of the invoice relating to the Equipment to be purchased by the Borrower or for which the Borrower is to be reimbursed with the proceeds of such CAPEX Loan.

                        (ii) After giving effect to any Borrowing, there may no be more than five (5) different Interest Periods in effect.

                        (iii) With respect to any request for Base Rate CAPEX Loans, in lieu of delivering the above-described Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but Agent shall be entitled to rely on the telephonic notice in making such CAPEX Loans.

    (c)  SECTION 9.11 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING CLAUSE
(d) CONTAINED THEREIN IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW CLAUSE (d):

         (d) Debt consisting of intercompany loans and advances ("Intercompany Loans") made by the Borrower to (I) LDM Canada, provided that (i) LDM Canada shall have executed and delivered to the Borrower, on the Closing Date, an Intercompany Note to evidence any such Intercompany Loan, any security interests granted to the Borrower on the assets of LDM Canada to secure the payments under its Intercompany Note shall be assigned to the Agent pursuant to documentation in form and substance acceptable to the Agent, and such Intercompany Note shall be pledged to the Agent pursuant to the Pledge Agreement as additional collateral security for the Obligations, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loans is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Canada shall be Solvent, (iv) the aggregate outstanding principal amount of Intercompany Loans under this clause (I) shall not at any one time exceed $17,000,000, consisting of the Closing Date Intercompany Loan and additional loans not to exceed $1,000,000, plus an amount equal to the sum of (A) an amount equal to the lesser of (x) $5,000,000 and (y) LDM Canada's Borrowing Base, plus (B) $4,000,000, provided, however, that the Intercompany Loans pursuant to clauses (A) and (B) above shall not exceed in any fiscal quarter the amount of LDM Canada's EBITDA for the immediately preceding fiscal quarter and (II) LDM Germany, provided that (i) LDM Germany shall have executed and delivered to the Borrower an Intercompany Note to evidence any such Intercompany Loan, and such Intercompany Note shall conform to the requirements of a loan to an Unleveraged Wholly Owned Restricted Subsidiary (as defined in the Indenture) pursuant to the terms and conditions contained in the Indenture, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loan is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Germany shall be Solvent and (iv) the aggregate outstanding principal amount of Intercompany Loans under this clause
         (II) shall not at any one time exceed $13,400,000

    (d) SECTION 9.24 OF THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING SAID SECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 9.24:

         9.24 Operating Lease Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, promptly notify the Agent after entering into any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by the Borrower and its Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease would exceed 1,500,000, individually, or $12,000,000 in the aggregate for all such leases. The term "Ren-tals" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

    (e) SECTION 14.12 of THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING CLAUSE (A) CONTAINED THEREIN IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW CLAUSE (a):

         (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral, Pledged Collateral or Guarantor Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry);
    (iii) constituting property in which the Borrower or a Guarantor owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower or LDM Canada under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders in accordance with Section 13.2; provide that the Agent may release the Agent's Liens on Collateral, Pledged Collateral or Guarantor Collateral valued in the aggregate of not more than $5,000,000 without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, Pledged Collateral or Guarantor Collateral pursuant to this Section 14.12.

    (f) EXHIBIT B TO THE LOAN AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH EXHIBIT B ATTACHED HERETO.

2. Warranties and Representations. Borrower and each Guarantor hereby warrants and represents to Lenders and Agent that:

    (a) Authorization, etc. Each of Borrower and each Guarantor has the power and authority to execute, deliver and perform this Amendment and the Loan Agreement, as amended hereby, as applicable. Each of Borrower and each Guarantor has taken all necessary action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, as applicable. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's or any Guarantor's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by Borrower and each Guarantor, and constitutes the legal, valid and binding obligation of Borrower and such Guarantor, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Neither Borrower's nor any Guarantor's execution, delivery and performance of this Amendment do or will conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture or instrument to which Borrower or any of its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws, partnership agreement or limited liability company agreement of Borrower or any of its Subsidiaries.

    (b) Other Warranties and Representations. After giving effect to this Amendment, all of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the other Loan Documents (including, without limitations, this Amendment) are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

    (c) No Default or Event of Default. After giving effect to this amendment, no default or Event of Default has occurred and is continuing as of the date hereof.

3. No Novation; No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the other Loan Documents, except for the specific instance and purpose for which it is granted as expressly specified herein. Agent's or any Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Amendment shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment shall be deemed to have been suspended or waived by Agent or any Lender unless such suspension or waiver is (a) in writing and signed by Agent and the Lenders in accordance with the terms of the Loan Agreement and (b) delivered to Borrower, notwithstanding any prior practice or course of dealing, or any waiver, forbearance or other similar agreement or understanding, whether any of the foregoing were or are oral or written, by or between the parties hereto.

4. Documents Remain in Effect. (a) This Amendment shall become effective as of the date first written above upon the receipt by Agent of an executed copy of this Amendment from Borrower, each Guarantor and the Majority Lenders.

    (b) Except as amended and modified by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect, and Borrower and each Guarantor hereby ratify, adopt and confirm their representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Loan Agreement and the other Loan Documents.

5. Reference to Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement, as amended hereby, to "this Agreement", "hereunder", "hereof",

"herein" or words of like import, and each reference to the "Loan Agreement" in any other Loan Document, or in any of the other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby.

6. Incorporation of Loan Agreement. Article 15 of the Loan Agreement is incorporated herein by reference with the same effect as if set forth in full herein with only those modifications necessary to permit such Article to refer to this Amendment.

7. Affirmation of Guaranties. Each of LDM Holding and LDM Canada (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under their respective Guarantor Guarantees, or under any of the other documents executed and/or delivered by any of the Guarantors in connection therewith, and agrees that such obligations of the Guarantors would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance, (iv) reaffirms its obligations under each of the Guarantor Guarantees and such other related documents, and (v) agrees that the Guarantor Guarantees and such other related documents remain in full force and effect and are each hereby ratified and confirmed.

8. Facsimile Transmission Counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [signature page follows]

    IN WITNESS WHEREOF, this Amendment No. 1 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                            LDM TECHNOLOGIES, INC.



                                            By: /s/    Gary E. Borushko
                                               ---------------------------------
                                            Title:         CFO
                                                  ------------------------------

                                            LDM HOLDING CANADA, INC.

                                            By: /s/    Gary E. Borushko
                                               ---------------------------------
                                            Title:         CFO
                                                  ------------------------------

                                            LDM TECHNOLOGIES COMPANY

                                            By: /s/    Gary E. Borushko
                                               ---------------------------------
                                            Title:         CFO
                                                  ------------------------------

                                            BANKAMERICA BUSINESS CREDIT, INC.,
                                            as a Lender and as Agent

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            BANK BOSTON, NA

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            COMERICA BANK

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

    IN WITNESS WHEREOF, this Amendment No. 1 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                            LDM TECHNOLOGIES, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            LDM HOLDING CANADA, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            LDM TECHNOLOGIES COMPANY

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            BANKAMERICA BUSINESS CREDIT, INC.,
                                            as a Lender and as Agent

                                            By: /s/    Matt J. Downs
                                               ---------------------------------
                                            Title:      Vice President
                                                  ------------------------------

                                            BANK BOSTON, N.A.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            COMERICA BANK

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

    IN WITNESS WHEREOF, this Amendment No. 1 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                            LDM TECHNOLOGIES, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            LDM HOLDING CANADA, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            LDM TECHNOLOGIES COMPANY

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            BANKAMERICA BUSINESS CREDIT, INC.,
                                            as a Lender and as Agent

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            BANK BOSTON, N.A.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            COMERICA BANK

                                            By: /s/    William J. Stewart
                                               ---------------------------------
                                            Title:   Assistant Vice President
                                                  ------------------------------

                                            HELLER FINANCIAL, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            NATIONSBANK N.A.

                                            By: /s/    Alison Arbuthnot
                                               ---------------------------------
                                            Title:       Vice President
                                                  ------------------------------

                                            THE CIT GROUP/BUSINESS CREDIT, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                   HELLER FINANCIAL, INC.

                                   By: /s/   Stephen C. Metivier
                                      -----------------------------------------

                                   Title:         AVP
                                         --------------------------------------

                                   NATIONSBANK N.A.

                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------


                                   THE CIT GROUP/BUSINESS CREDIT, INC.

                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   HELLER FINANCIAL, INC.

                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   NATIONSBANK N.A.

                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------


                                   THE CIT GROUP/BUSINESS CREDIT, INC.

                                   By: /s/        Kevin Caragay
                                      -----------------------------------------

                                   Title:     Assistant Vice President
                                         --------------------------------------

                                    EXHIBIT B

                               NOTICE OF BORROWING

Date:____________,_____


 To: BankAmerica Business Credit, Inc., as Agent for the Lenders who are parties to the Term Loan and Security Agreement, dated as of February 6, 1998 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement"), among LDM Technologies, Inc., certain financial institutions which are signatories thereto (the "Lenders") and BankAmerica Business Credit, Inc., as Agent

Ladies and Gentlemen:

         The undersigned, LDM Technologies, Inc. (the "Borrower"), refers to the Loan and Security Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.      The Business Day of the proposed Borrowing is _________,19__.

         2.      The aggregate amount of the proposed Borrowing is $__________.

         3. The Borrowing is to be comprised of $_________ of Base Rate and $__________ of LIBOR Rate Loans.

         4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _________ months.

         5. Attached hereto are (a) a description of the Equipment to be purchased by the Borrower or for which the Borrower is to be reimbursed with the proceeds of the above-referenced Borrowing and (b) a true and complete copy of the invoice related to such Equipment.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct as though made on and as of such date;


                                   EXHIBIT B-1

         (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

         (c) The proposed Borrowing does not exceed the CAPEX Loan Availability.

                                   LDM TECHNOLOGIES, INC.

                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------



                                  EXHIBIT B-2

         IN WITNESS WHEREOF, this Amendment No. 1 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                             LDM TECHNOLOGIES, INC.

                                             By: /s/   Gary E. Borushko
                                                --------------------------------
                                             Title:        CFO
                                                   -----------------------------

                                             LDM HOLDING CANADA, INC.

                                             By: /s/   Gary E. Borushko
                                                --------------------------------
                                             Title:        CFO
                                                   -----------------------------

                                             LDM TECHNOLOGIES COMPANY


                                             By: /s/   Gary E. Borushko
                                                --------------------------------
                                             Title:        CFO
                                                   -----------------------------


                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                             as a Lender and as Agent


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

                                                BANK BOSTON, N.A.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

                                               COMERICA BANK

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------